ALPS Series Trust

Clarkston Select Fund

(the “Fund”)

Supplement dated January 28, 2019

to the

Prospectus and Statement of Additional Information dated January 28, 2019

Notice to Close the Clarkston Select Fund

The Fund is closed to investment by new and existing shareholders. The ability to redeem Fund shares remains unchanged.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE